BASIC AND DILUTED NET LOSS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Basic And Diluted Net Loss Per Share Details
Net comprehensive income		$ (3,720)	$ (3,482)
Convertible Preferred A Shares accumluated dividend	[1]	(177)	(182)
Net loss attributable to Ordinary shares as reported		$ (3,897)	$ (3,664)
Shares used in computing net loss per share of Ordinary shares, basic and diluted		1,448,363	1,448,363
Net loss per share of Ordinary share, basic and diluted		$ (2.69)	$ (2.53)

[1]	The net loss used for the computation of basic and diluted net loss per share include the compounded dividend of eight percent per annum which shall be distributed to shareholders in case of distributable assets determined in the AOA under the liquidation preference right (See also Note 10a2)